SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2006
Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.
     On June 15, 2006, Crown Crafts, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year 2006, both of which ended April 2, 2006. A copy of that press release is attached hereto as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits 99.1 Press Release dated June 15, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.
Date: June 15, 2006	/s/ Amy Vidrine Samson
Amy Vidrine Samson
Vice President, Chief Financial Officer Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated June 15, 2006

2